Subsequent Event	6 Months Ended
Jun. 30, 2025
Subsequent Event [Abstract]
SUBSEQUENT EVENT
15.	SUBSEQUENT EVENT

Subsequent to end of the reporting period, on October 23, 2025, the Company successfully completed its initial public offering on Nasdaq Capital Market. The offering, pursuant to an underwriting agreement dated October 21, 2025, involved the initial sale of 1,750,000 Class A ordinary shares at US$4.00 per share for gross proceeds of US$7,000,000. The Company's shares commenced trading on Nasdaq under the symbol "AGCC" on October 22, 2025.

On October 29, 2025, the underwriters fully exercised their 45-day over-allotment option to purchase an additional 262,500 shares, increasing the total shares issued to 2,012,500 and raising total gross proceeds to US$8,050,000. The net proceeds to the Company were approximately US$5,220,000, after deducting underwriting discounts and offering expenses.

On December 18, 2025, the Company entered into loan agreements with four of its former shareholders. The loans were funded with proceeds from their recent share disposal. The aggregate maximum facility available under these agreements is US$16,820,000, intended for the Group's general working capital purposes. The loans carry an interest rate of 10% per annum and have a nominal term of three years, subject to the Lenders' right to demand immediate repayment at any time.